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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 8, 2005


                               THE BRINK'S COMPANY
               (Exact Name of Registrant as Specified in Charter)


          Virginia                       1-9148                 54-1317776
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)


           1801 Bayberry Court
             P. O. Box 18100
               Richmond, VA                                     23226-8100
 (Address of Principal Executive Offices)                       (Zip Code)

                                 (804) 289-9600
              (Registrant's telephone number, including area code)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition.

     On February 8, 2005 the Company issued a press release regarding its results for the fourth quarter and full year ended December 31, 2004. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific references in such a filing.

Item 9.01.  Financial Statements and Exhibits.

     (c) Exhibits

     99.1. Press Release dated February 8, 2005 issued by The Brink's Company.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               THE BRINK'S COMPANY
                                   (Registrant)


                               By   /s/ Robert T. Ritter
                                    ------------------------------------------
                                    Robert T. Ritter
                                    Vice President and Chief Financial Officer


Dated:  February 8, 2005



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                                  EXHIBIT INDEX


Exhibit      Description
-------      -----------

99.1         Press Release dated February 8, 2005 issued by The Brink's Company.